UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2026

J. W. Mays, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	1-3647	11-1059070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 Bond Street. Brooklyn, New York	11201-5805
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (718) 624-7400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	MAYS	NASDAQ

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers

On July 30, 2026, J.W. Mays, Inc. (the “Company”) entered into a transition agreement with Ward Lyke, Jr. (the “Transition Agreement”), which provides for, among other things, the continued employment of Mr. Lyke as Vice President, Chief Financial Officer, and Treasurer through September 25, 2026 (the “Separation Date”), at which time Mr. Lyke will step down from such role and resign from the Company. Mr. Lyke’s departure from the Company is not related to any disagreements with the Company.

In addition to extending Mr. Lyke’s employment agreement term through the Separation Date to facilitate an orderly transition of his duties and responsibilities, the Transition Agreement provides that the Company will continue to pay Mr. Lyke his base salary at the rate of $316,000 until the Separation Date. Assuming that Mr. Lyke remains employed in good standing through the Separation Date, the Company will offer Mr. Lyke certain separation-related benefits, including six weeks of base salary, in exchange for him signing and not revoking his acceptance of an Agreement and General Release, which shall be provided to Mr. Lyke on or shortly after the Separation Date.

Kevin Guptar, the Company’s current Controller, will serve as the Company’s Principal Financial Officer and Principal Accounting Officer effective immediately upon Mr. Lyke’s separation.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Transition Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Transition Agreement, dated July 30, 2026, between J.W. Mays, Inc. and Ward N. Lyke, Jr.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. W. Mays, Inc.

Date: July 30, 2026	By:	/s/ Lloyd Shulman
	Name:	Lloyd J. Shulman
	Title:	Chairman of the Board, Chief Executive Officer, and President